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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 6, 1997, with respect to the financial statements of Radian Technology, Inc. as of December 31, 1996, and for the three years then ended, into this Registration Statement on Form S-4 of REMEC, Inc. dated March 2, 1999.

/s/ IRELAND SAN FILIPPO, LLP
IRELAND SAN FILIPPO, LLP

March 2, 1999